                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 27, 2002



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-2979               No. 41-0449260
  (State or other jurisdiction    (Commission File            (IRS Employer
        of incorporation)              Number)             Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable

          (Former name or former address, if changed since last report)
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Item 7:  Financial Statements and Exhibits

         On March 27, 2002, Wells Fargo Capital VI issued its 6.95% Capital Securities (the "Trust Issuance") and used the proceeds from such issuance, together with the proceeds of the issuance of its 6.95% Common Securities, to purchase 6.95% Junior Subordinated Debentures due April 15, 2032, from Wells Fargo & Company (the "Company Issuance"). The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Amended and Restated Declaration of Trust and Trust Agreement, the form of 6.95% Capital Security and the Guarantee Agreement relating to the Trust Issuance and the Junior Subordinated Indenture and form of 6.95% Junior Subordinated Debenture due April 15, 2032, relating to the Company Issuance.

         (c)      Exhibits

                  1.1 Underwriting Agreement dated March 20, 2002, among Wells Fargo Capital VI, Wells Fargo & Company and the Representatives named therein.

                  4.1 Amended and Restated Declaration of Trust and Trust Agreement dated as of March 27, 2002, among Wells Fargo & Company, Bank One Trust Company, N.A., Wilmington Trust Company, the Administrative Trustees named therein, and the Holders named therein.

                  4.2      Form of 6.95% Capital Security (included in Exhibit
                           4.1).

                  4.3 Guarantee Agreement dated as of March 27, 2002, between Wells Fargo & Company and Bank One Trust Company, N.A.

                  4.4 Junior Subordinated Indenture dated as of August 29, 2001, between Wells Fargo & Company and Bank One Trust Company, N.A. (Incorporated by reference to
                           Exhibit 4.4 to the Company's Form 8-K filed on August 29, 2001 (File No. 001-2979)).

                  4.5 Form of 6.95% Junior Subordinated Debenture due April 15, 2032.


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 15, 2002.

                                        WELLS FARGO & COMPANY



                                        By  /s/ Les L. Quock
                                            ------------------------------------
                                            Les L. Quock
                                            Senior Vice President and Controller



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                                INDEX TO EXHIBITS


Exhibit No.                               Description                                 Method of Filing
----------- -------------------------------------------------------------------- --------------------------
   1.1      Underwriting Agreement dated March 20, 2002, among Wells Fargo        Electronic Transmission
            Capital VI, Wells Fargo & Company and the Representatives named therein.

   4.1      Amended and Restated Declaration of Trust and Trust Agreement dated   Electronic Transmission
            as of March 27, 2002, among Wells Fargo & Company, Bank One Trust
            Company, N.A., Wilmington Trust Company , the Administrative
            Trustees named therein, and the Holders named therein.

   4.2      Form of 6.95% Capital Security (included in Exhibit 4.1).

   4.3      Guarantee Agreement dated as of March 27, 2002, between Wells         Electronic Transmission
            Fargo & Company and Bank One Trust Company, N.A.

   4.4      Junior Subordinated Indenture dated as of August 29, 2001, between   Incorporated by Reference
            Wells Fargo & Company and Bank One Trust Company, N.A. (1)

   4.5      Form of 6.95% Junior Subordinated Debenture due April 15, 2032.       Electronic Transmission


----------------------
(1) Incorporated by reference to Exhibit 4.4 to the Company's Form 8-K filed on August 29, 2001 (File No. 001-2979).


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